EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Salon Media Group, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Conrad Lowry, Chief Financial Officer and Secretary of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Conrad Lowry
                                           -------------------------------------
            February 13, 2006              Conrad Lowry
                                           Chief Financial Officer and Secretary